EXHIBIT 10.2



                                                          May 8, 1995


          General Signal Corporation
          One High Ridge Park
          Stamford, CT  06904



          Gentlemen:

               This letter is being delivered to you in connection with, and to induce you to enter into, the Agreement and Plan of Merger by and among General Signal Corporation ("Parent"), General Signal Acquisition Corporation and Data Switch Corporation dated as of May 8, 1995 (the "Merger Agreement"), a copy of which is attached hereto as Annex 1.

               You and the undersigned prior to the date hereof had no agreement, arrangement or understanding to acquire the Shares (as defined hereinafter) or for the purpose of acquiring, holding, voting or disposing of the Shares. Prior to the date hereof, the Board of Directors of Data Switch Corporation, a Delaware corporation (the "Company"), has approved you and the undersigned entering into this letter agreement and the transactions contemplated by this letter agreement, as well as the execution and delivery by the Company of the Merger Agreement providing for the merger of the Company with a direct wholly-owned subsidiary of yours (the "Merger") and the conversion of each outstanding share of common stock, par value $.01 per share, of the Company (the "Company Common Stock"), other than shares of Common Stock owned by the Company or any subsidiary of the Company, into the right to receive common stock, par value $1.00 per share, of Parent ("Parent Common Stock").

               The undersigned hereby represents and warrants to, and covenants and agrees with, Parent as follows:

               (a) Your and the undersigned's obligations hereunder shall be subject to the condition that the Merger and this letter agreement shall have been approved by the Board of Directors of the Company with the effect that Parent will not be subject to the restrictions of Section 203 of the Delaware General Corporation Law.

               (b) The undersigned is the beneficial and/or record holder of approximately _________ shares of Company Common Stock (the "Shares"), including _______ shares held in a trust



























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          for the benefit of ____________ and ______________________ and
          ______ shares held by ________ (as to which the undersigned disclaims beneficial ownership), and has the right to acquire certain additional shares of Company Common Stock (the "Rights"). _______ of the Shares (the "Pledged Shares") have been pledged to the Company as collateral security for a loan in the principal amount of approximately $_______ (the "Loan").

               (c) The undersigned will not assign, sell, transfer or otherwise dispose of, including by way of pledge, hypothecation or grant of any security interest, of any of the Shares, the Rights, or any Future Shares (as hereinafter defined), or enter into any direct or indirect agreement or arrangement to effect any of the foregoing, on or before December 31, 1995; provided,
                                                                --------
          that the undersigned may pledge Pledged Shares to a broker or commercial bank for the purpose of securing a loan to repay the Loan and another loan by the Company to the undersigned in the principal amount of approximately $______.

               (d) In the event that any proposal or offer (other than a proposal or offer by Parent or its affiliates) for a tender or exchange offer, merger, consolidation or other business combination involving the Company or any Subsidiary of the Company or any proposal to acquire in any manner a substantial equity interest in, or a substantial portion of the assets of, the Company or any of it subsidiaries or a liquidation of dissolution of the Company (an "Acquisition Proposal") is the subject to approval or ratification by the shareholders of the Company on or before December 31, 1995, the undersigned agrees to vote the Shares and any Future Shares for the Merger Agreement and against approval or ratification of, and to refuse to give any written consent for, any such Acquisition Proposal and not otherwise to take any action that would or could have the effect of increasing the likelihood that such Acquisition Proposal would be approved or ratified by the shareholders of the Company or otherwise entered into by the Company. If prior to the termination of the Merger Agreement pursuant to Section 10.01(b),
          (c) or (d) or 10.2 thereof any person shall have made a bona fide proposal concerning a Business Combination Transaction (as defined in the Merger Agreement) to the Company or its stockholders and within twelve months after any such termination of the Company or any of its Subsidiaries effects a Business Combination Transaction which the undersigned has consented to or voted the Share or the Future Shares to approve or ratify or in respect of which the undersigned has taken any action that would or could have the effect of increasing the likelihood that such Business
          Combination Transaction is effected,

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                                         -3-


          then the undersigned shall pay to Parent cash, by wire transfer of immediately available funds, in an amount equal to the excess of the amount realized by the undersigned in connection with such Business Combination Transaction and $4.55 per Share.

               (e) The undersigned hereby delivers to you his duly executed and irrevocable proxy attached hereto with respect to the Shares and any shares of Company Common Stock acquired after the date hereof, including without limitation upon exercise of any Rights (the "Future Shares").

               (f) The undersigned agrees that, prior to the earlier of the Effective Time (as defined in the Merger Agreement) and December 31, 1995, the undersigned shall not, directly or indirectly, solicit, initiate or encourage (including by way of furnishing information) inquiries or proposals concerning any Acquisition Proposal or negotiate, explore or otherwise communicate with any third party (other than Parent or its affiliates) regarding any Acquisition Proposal.

               (g) The undersigned hereby agrees, from and after the date hereof, to use all reasonable efforts to assist in the Merger (as defined in the Merger Agreement) becoming effective and being treated as contemplated by the Merger Agreement; provided,
                                                           --------
          however, that this provision shall not obligate the undersigned
          -------
          to incur any costs, expenses or liability or take any actions to its economic detriment. The undersigned further agrees to execute and deliver or cause to be delivered to Parent such additional powers and instruments as Parent may reasonably require or deem advisable to carry into effect the purposes of this letter agreement or the Merger Agreement.













































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               This letter agreement shall be governed by the laws of the
          State of New York applicable to contracts made and performed wholly in such state.

                                        Very truly yours,


          Agreed to:

          General Signal Corporation


          By:____________________________
             Name:
             Title:



          Approved:

          Data Switch Corporation

          By:____________________________
             Name:
             Title:






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                                  Irrevocable Proxy
                                  -----------------



               The undersigned hereby revokes any previous proxies and
          appoints              ,                    and             , and
          each of them, as attorney and proxy of the undersigned to attend any and all meetings of the shareholders of Data Switch Corporation, a Delaware corporation (the "Company"), to vote all shares of common stock, $.01 par value, of the Company owned by the undersigned on the date hereof or hereafter acquired (including, without limitation, any such shares acquired upon exercise of any Rights (as defined in the attached letter agreement)) and to represent and otherwise to act for the undersigned in the same manner and with the same effect as if done by the undersigned where any Acquisition Proposal (as defined in the attached letter agreement), including without limitation the Merger (as defined in the attached letter agreement), including without limitation the Merger (as defined in the Agreement and Plan of Merger by and among General Signal Corporation, General Signal Acquisition Corporation and the Company dated as of May 8, 1995), is submitted to shareholders of the Company for approval.

               This proxy shall be deemed to be a proxy coupled with an interest and is irrevocable and shall remain in effect until December 31, 1995.

               The undersigned authorizes such attorney and proxy to substitute any other person to act hereunder, to revoke any substitution and to file this proxy and any substitution or revocation with the Secretary of the Company.




                                   ___________________________
                                   Name:



          Dated:  May 8, 1995